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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of Bunge Limited hereby constitutes and appoints Alberto Weisser, Jacqualyn A. Fouse and Carla L. Heiss, jointly and severally, his or her true and lawful attorneys-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign one or more Registration Statements on Form S-3 under the provisions of the Securities Act of 1933, as amended, or other appropriate form, relating to the resale of common shares of Bunge Limited issued in connection with the acquisition of Usina Moema Participacoes S.A. and related companies and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and/or the Registrar of Companies in Bermuda, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or his or her substitute or their substitutes, may lawfully do or cause to be done by virtue thereof.

        This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned's execution of this Power of Attorney and subject hereof.

        The "CAUTION TO THE PRINCIPAL" and "IMPORTANT INFORMATION FOR THE AGENT" statement below is required under New York State General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned's money or sell or dispose of the undersigned's property.

        CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

        IN WITNESS WHEREOF, each of the undersigned principals, has executed this Power of Attorney on the date indicated opposite his or her name.

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/s/ KAREN ROEBUCK	Controller	February 18, 2010
Karen Roebuck

State of New York	)
County of Westchester County	) ss.:

        On the 18th day of February in the year 2010 before me, the undersigned, personally appeared Karen Roebuck, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Marina Cohen Notary Public

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/s/ JORGE BORN, JR.	Deputy Chairman and Director	December 16, 2009
Jorge Born, Jr.

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Jorge Born, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Marina Cohen Notary Public

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/s/ ERNEST G. BACHRACH	Director	December 16, 2009
Ernest G. Bachrach

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Ernest G. Bachrach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Marina Cohen Notary Public

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/s/ ENRIQUE H. BOILINI	Director	December 16, 2009
Enrique H. Boilini

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Enrique H. Boilini, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Marina Cohen Notary Public

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/s/ MICHAEL H. BULKIN	Director	December 16, 2009
Michael H. Bulkin

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Michael H. Bulkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Marina Cohen Notary Public

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/s/ OCTAVIO CARABALLO	Director	December 16, 2009
Octavio Caraballo

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Octavio Caraballo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ BERNARD DE LA TOUR D'AUVERGNE LAURAGUAIS	Director	December 16, 2009
Bernard de La Tour d'Auvergne Lauraguais

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Bernard de La Tour d'Auvergne Lauraguais, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ WILLIAM ENGELS	Director	December 16, 2009
William Engels

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared William Engels, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ L. PATRICK LUPO	Director	December 16, 2009
L. Patrick Lupo

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared L. Patrick Lupo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ LARRY G. PILLARD	Director	December 16, 2009
Larry G. Pillard

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Larry G. Pillard, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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IMPORTANT INFORMATION FOR THE AGENT:

        When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

  (1)
  act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

  (2)
  avoid conflicts that would impair your ability to act in the principal's best interest;

  (3)
  keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

  (4)
  keep a record of all receipts, payments, and transactions conducted for the principal; and

  (5)
  disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

        You may not use the principal's assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

        The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

        IN WITNESS WHEREOF, each of the undersigned agents, has executed this Power of Attorney on the date indicated opposite his name.

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/s/ ALBERTO WEISSER	Agent and Attorney-in-Fact	December 16, 2009
Alberto Weisser

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Alberto Weisser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ JACQUALYN A. FOUSE	Agent and Attorney-in-Fact	December 16, 2009
Jacqualyn A. Fouse

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Jacqualyn A. Fouse, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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/s/ CARLA L. HEISS	Agent and Attorney-in-Fact	December 16, 2009
Carla L. Heiss

State of New York	)
County of Westchester County	) ss.:

        On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Carla L. Heiss, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ MARINA COHEN Notary Public

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  Exhibit 24.1
POWER OF ATTORNEY